                                       SUBSIDIARY GUARANTEE AGREEMENT dated as
                                  of ______________, among each of the Persons listed on Schedule I hereto (each such Person individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") Prospect Street NYC Discovery Fund, L.P. ("Prospect") and the Bank of New York, as Trustee for the Employees Retirement Plan of the Brooklyn Union Gas Company ("Bug") and any other lender from time to time a party to the Credit Agreement (defined below) (collectively, the "Lenders").

                  Reference is made to the Senior Credit Agreement dated as of December __, 1996 (as amended, modified or restated from time to time, the "Credit Agreement"), among Skyline Multimedia Entertainment, Inc., New York Skyline, Inc., Skyline Virtual Reality, Inc., Skyline Chicago, Inc., Skyline Magic, Inc. and Skyline Las Vegas, Inc. (collectively, the "Borrowers"), and the Lenders. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Guarantors is a wholly owned Subsidiary of the Borrower specified in Schedule 1 hereto and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans are conditioned on, among other things, the agreement by the Borrowers to cause any of their respective subsidiaries created subsequent to the date of the Credit Agreement to execute and deliver a Subsidiary Guarantee Agreement in the form hereof. As consideration for Loans previously made, and in order to induce the Lenders to make Additional Loans, the Subsidiary Guarantors are willing to execute this Agreement.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1. Guarantee. Each Subsidiary Guarantor unconditionally guarantees, jointly with the other Subsidiary Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of any Borrower to any Lender under the Credit Agreement and any Operative Agreement and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of each Borrower under or pursuant to the Credit Agreement and any Operative Agreement (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "Obligations"). Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

                  Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Subsidiary Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, the liabilities of such Subsidiary Guarantor (a) in respect of intercompany indebtedness to any Borrower or Affiliate of any Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder and (b) under any guarantee of indebtedness, which guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Subsidiary Guarantor and other Affiliates of any Borrower of obligations arising under guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

                  SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to any Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Lender to assert any claim or demand or to enforce or exercise any right or remedy against any Borrower or any other Subsidiary Guarantor under the provisions of the Credit Agreement or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any guarantee or any other agreement, including with respect to any other Subsidiary Guarantor under this Agreement or (c) the failure of any Borrower or any Subsidiary to comply with
Section 19.

                  SECTION 3. Guarantee of Payment. Each Subsidiary Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by any Lender to any balance of any deposit account or credit on the books of any Lender in favor of any Borrower or any other Person.

                  SECTION 4. No Discharge or Diminishment of Guarantee. The obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any Operative Agreement or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or that would otherwise operate as a discharge of any Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations and the termination of the Commitments).

                  SECTION 5. Defenses of the Borrowers Waived. To the fullest extent permitted by applicable law, each of the Subsidiary Guarantors waives any defense based on or arising out of any defense of any Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower, other than the final and indefeasible payment in full in cash of the Obligations and the termination of the Commitments. The Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other guarantor or exercise any other right or remedy available to them against any Borrower or any other Subsidiary Guarantor or other guarantor, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in cash and the Commitments have been terminated. Pursuant to applicable law, each of the Subsidiary Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against any Borrower or any other Subsidiary Guarantor or other guarantor, as the case may be, or any security.

                  SECTION 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that any Lender has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of any Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Lenders in cash the amount of such unpaid Obligations. Upon payment by any Subsidiary Guarantor of any sums to any Borrower or any Lender as provided above, all rights of such Subsidiary Guarantor against any Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of any Borrower now or hereafter held by any Subsidiary Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Subsidiary Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such Indebtedness of any Borrower, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Lenders to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with terms of the Credit Agreement.

                  SECTION 7. Information. Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and agrees that no Lender will have any duty to advise any of the Subsidiary Guarantors of information known to it or any of them regarding such circumstances or risks.

                  SECTION 8. Representations and Warranties. Each of the Subsidiary Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct in all material respects (if not qualified by materiality or material adverse effect) and in all respects (if qualified by materiality or material adverse effect) on and as of the date hereof. Each of the Subsidiary Guarantors represents and warrants to the Lenders that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 9. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Commitments have been terminated and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Subsidiary Guarantor upon the bankruptcy or reorganization of any Borrower, any Subsidiary Guarantor or otherwise.


                  SECTION 10. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Subsidiary Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Subsidiary Guarantor when a counterpart hereof executed on behalf of such Subsidiary Guarantor shall have been delivered to the Lenders, and a counterpart hereof shall have been executed on behalf of the Lenders, and thereafter shall be binding upon such Subsidiary Guarantor and the Lenders and their respective successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor and the Lenders, and their respective successors and assigns, except that no Subsidiary Guarantor shall have the right to assign or transfer any of its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders, except in connection with any transaction permitted by Section 7.3 of the Credit Agreement.

                  SECTION 11. Waivers; Amendment. (a) No failure or delay of any Lender in exercising any right, power or remedy hereunder shall operate as a wavier thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of any Lender hereunder and under the Credit Agreement are cumulative and are not exclusive of any rights, powers or remedies provided by law or otherwise.
No waiver of any provision of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Subsidiary Guarantors with respect to which such waiver, amendment or modification relates and the Required Lenders.

                  SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  SECTION 13. Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to each Subsidiary Guarantor shall be given to it in care of the Borrowers.

                  SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Subsidiary Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect until the indefeasible payment in full in cash of the Obligations and the termination of the Commitments.

                  (b) If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  SECTION 16. Rules of Interpretation. The rules of interpretation specified in Section 1.1(b) of the Credit Agreement shall be applicable to this Agreement.

                  SECTION 17. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY SUBSIDIARY GUARANTOR WITH RESPECT TO THIS AGREEMENT, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH SUBSIDIARY GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH SUBSIDIARY GUARANTOR DESIGNATES AND APPOINTS THE CORPORATION TRUST COMPANY AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY ANY OF THEM IRREVOCABLY AGREEING IN WRITING TO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH OF THEM TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO EACH SUBSIDIARY

GUARANTOR AT ITS ADDRESS

PROVIDED IN SCHEDULE I HERETO, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY ANY SUBSIDIARY GUARANTOR REFUSES TO ACCEPT SERVICE, SUCH SUBSIDIARY GUARANTOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER TO BRING PROCEEDINGS AGAINST ANY SUBSIDIARY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

                  SECTION 18. Waiver of Jury Trial. EACH SUBSIDIARY GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF; AND EACH SUBSIDIARY GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SET-OFF, COUNTERCLAIM OR CROSS-CLAIM EXCEPT TO THE EXTENT THAT THE FAILURE SO TO ASSERT ANY SUCH SET-OFF, COUNTERCLAIM OR CROSS-CLAIM WOULD PERMANENTLY PRECLUDE THE PROSECUTION OF OR RECOVERY UPON SAME. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NO CLAIM MAY BE MADE BY ANY SUBSIDIARY GUARANTOR AGAINST ANY LENDER FOR ANY LOST PROFITS OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (OTHER THAN WILLFUL MISCONDUCT CONSTITUTING ACTUAL FRAUD) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED HEREUNDER OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; EACH SUBSIDIARY GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES. EACH SUBSIDIARY GUARANTOR AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE LENDERS WOULD NOT EXTEND TO ANY BORROWER ANY LOAN UNDER THE CREDIT AGREEMENT IF THIS SECTION WERE NOT PART OF THIS AGREEMENT.

                  SECTION 19. Additional Subsidiary Guarantors. Upon execution and delivery after the date hereof by the Lenders and any Subsidiary of any Borrower required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement, of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

                  SECTION 20. Right of Setoff. If an Event of Default shall have occurred and be continuing, the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by any Lender to or for the credit or the account of any Subsidiary Guarantor against any or all the obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 21. Expenses. Each Subsidiary Guarantor agrees, jointly and severally, to reimburse each Lender for its reasonable out-of-pocket expenses in connection with this Agreement, including the fees, disbursements and other charges of counsel for such Lender.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       EACH OF THE SUBSIDIARIES
                                       LISTED ON SCHEDULE I HERETO,

                                       By:_________________________________
                                          Name:
                                          Title:

                                       PROSPECT STREET NYC DISCOVERY FUND, L.P.

                                       By:  Prospect Street Discovery Fund,
                                         Inc., its General Partner

                                       By:_________________________________
                                          Name:    Ronald D. Celmer
                                          Title:   Vice President

                                       BANK OF NEW YORK, as Trustee for the
                                       Employees Retirement Plan of the Brooklyn
                                       Union Gas Company

                                       By:_________________________________
                                          Name:
                                          Title:


                                       [NAME OF NEW ADDITIONAL LENDER]


                                       By:_________________________________
                                          Name:
                                          Title:

                                                    SCHEDULE I to the Subsidiary
                                                             Guarantee Agreement

                            Subsidiary Guarantors
                            ---------------------

Name of Subsidiary          Address of Subsidiary             Name of Borrower
------------------          ---------------------             ----------------

                                                       ANNEX 1 to the Subsidiary
                                                             Guarantee Agreement



                                            SUPPLEMENT NO. ____ dated as of
                           __________, to the SUBSIDIARY GUARANTEE AGREEMENT dated as of ________ __, ____, among each of the Persons listed on Schedule I thereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") Prospect Street NYC Discovery Fund, L.P. ("Prospect") and the Bank of New York, as Trustee for the Employees Retirement Plan of the Brooklyn Union Gas Company ("Bug") and any other lender from time to time a party to the Credit Agreement (as defined below) (collectively, the "Lenders").

                  Reference is made to the Senior Credit Agreement dated as of December __, 1996 (as amended, modified or restated from time to time, the "Credit Agreement") among Skyline Multimedia Entertainment, Inc., New York Skyline, Inc., Skyline Virtual Reality, Inc., Skyline Chicago, Inc., Skyline Magic, Inc. and Skyline Las Vegas, Inc. (collectively, the Borrowers"), and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

                  The Subsidiary Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Additional Loans and as consideration for Loans previously made. Pursuant to Section 6.10 of the Credit Agreement, each Subsidiary of any Borrower that was not in existence on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Section 19 of the Guarantee Agreement provides that additional Subsidiaries of any Borrower may become Subsidiary Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders to make Additional Loans and as consideration for Loans previously made.

                  Accordingly, the Lenders and the New Subsidiary Guarantor agree as follows:

                  SECTION 1. Guarantee Agreement. In accordance with Section 19 of the Guarantee Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and
(b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Guarantee Agreement shall be deemed to include the New Subsidiary Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

                  SECTION 2. Representations and Warranties. The New Subsidiary Guarantor represents and warrants to the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. Counterparts. This Supplement may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Supplement shall become effective when the Lenders shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Lenders.

                  SECTION 4. Effect on Guarantee Agreement. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

                  SECTION 5. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  SECTION 6. Severability. If any provision of this Supplement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Supplement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Supplement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Supplement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Supplement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guarantee Agreement.

                  SECTION 8. Expenses. The New Subsidiary Guarantor agrees to reimburse each Lender for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for such Lender.

                  IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Lenders have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                                       [NAME OF NEW SUBSIDIARY GUARANTOR],

                                       By_______________________________
                                         Name:
                                         Title:


                                       Address:
                                               ------------------------

                                               ------------------------

                                               ------------------------



                                       PROSPECT STREET NYC DISCOVERY FUND, L.P.

                                         By:   Prospect Street Discovery Fund,
                                               Inc., its General Partner

                                       By:________________________________
                                          Name:  Ronald D. Celmer
                                          Title: Vice President



                                       BANK OF NEW YORK, as Trustee for the
                                       Employees Retirement Plan of the
                                       Brooklyn Union Gas Company

                                       By:________________________________
                                          Name:
                                          Title:

                                       [NAME OF NEW ADDITIONAL LENDER]


                                       By:________________________________
                                          Name:
                                          Title: